UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 15, 2021
Paula M. SeGuin
Chairman of the Board, Chief
Executive Officer, President,
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 15, 2021
Melissa J. T. Hall
Assistant Treasurer, Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry Kryshak	Dated as of April 15, 2021
Terry J. Kryshak
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Larry M. Cains	Dated as of April 15, 2021
Larry M. Cains
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Athanasios Bolovinos

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Athanasios Bolovinos	Dated as of April 15, 2021
Athanasios Bolovinos
Treasurer, Chief Financial Officer

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Dawn Lamnin

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dawn Lamnin	Dated as of April 15, 2021
Dawn Lamnin
Vice President, Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 15, 2021
Eric Kurzrok
Director

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on this registration statement and on any and all initial filings filed on April 15, 2021 under the Securities Act of 1933 on Form S-1 with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 15, 2021
Esther L. Nelson
Director